EXHIBIT 23.2


                   CONSENT OF FLETCHER LEWIS ENGINEERING, INC.

I, Fletcher Lewis hereby certify:

1) That I am a Petroleum Engineer, president of Fletcher Lewis Engineering, Inc., at 5001 North Pennsylvania, Suite 300, Oklahoma City, Oklahoma 73112.

2) That I am a Registered Professional Engineer in the states of Oklahoma and Texas, United States of America.

3) That I hold a Master of Science degree of Geology from the University of Oregon and a Master of Science degree in Petroleum Engineering from the University of Oklahoma.

4) That I have no direct or indirect interest, nor do I expect to have any direct or indirect interest in the properties or securities of Lexington Oil & Gas, Inc.

5) That the statements made in the Fletcher Lewis Engineering, Inc. report of Lexington Oil & Gas, Inc. was based on information supplied by Lexington Oil & Gas and confirmed, where possible, from publicly reported information.

6) That the report, dated September 9, 2004, has been prepared for Lexington Oil & Gas, Inc. and its partners. This report may be incorporated by reference in the Registration Statement on Form SB-2 filed by Lexington Resources Inc. and to the inclusion of reports as appendices to the prospectus included or incorporated by reference in the registration statement and/or as exhibits to that registration statement.

7) Fletcher Lewis Engineering, Inc. may be referenced as an expert in this Form SB-2 including the prospectus included or incorporated by reference in this Form SB-2.


Signed this day of December 13, 2004


                                             /s/ FLETCHER LEWIS
                                                 _______________________________
                                                 Fletcher S. Lewis, Individually


         SUBSCRIBED AND SWORN TO BEFORE ME on December 13, 2004, to certify which witnessed my hand and official seal.


                                                ________________________________
                                                Notary Public, State of Oklahoma